Exhibit 99.1

Li-Cycle Provides Preliminary Commercial and Operational Highlights for 2024

Company’s largest source of battery feedstock during 2024 was a U.S.-headquartered, vertically integrated EV and battery manufacturer with a substantial global electric vehicle (“EV”) market share

Continued focus on securing a full financing package for the Rochester Hub and optimizing Spoke performance

TORONTO, Ontario (January 10, 2025) – Li-Cycle Holdings Corp. (NYSE: LICY) (“Li-Cycle” or the “Company”), a leading global lithium-ion battery resource recovery company, is pleased to report preliminary commercial and operational highlights for full-year 2024.

Commercial Highlights

Li-Cycle continued to gain commercial traction in 2024, bolstering its position as a preferred lithium-ion battery recycling partner. Its largest customers comprise leading global battery supply chain companies, including EV OEMs, battery manufacturers, miners, and raw material buyers.

In 2024, the largest source of the Company’s battery feedstock was a U.S.-headquartered, vertically integrated EV and battery manufacturer with a substantial global EV market share. Throughout 2024, Li-Cycle supported approximately 13 prominent EV manufacturers and approximately 15 key battery cell and material producers with the Company’s sustainable recycling services.

“We are pleased to be able to widen our commercial footprint for battery feedstock for our Spoke network in the United States and Germany. Our top source of battery feedstock during the past year was a leading U.S. EV and battery manufacturer and is indicative of our position as a preferred recycling partner for the largest blue-chip companies in the global battery supply chain,” said Ajay Kochhar, Li-Cycle President and CEO. “Our sustainable, battery-agnostic recycling technology — which can process full-pack batteries regardless of form factor and without the need to dismantle or discharge — continues to provide value for our global customers.”

Rochester Hub and Spoke Operations Highlights

Li-Cycle is continuing to prioritize securing a full financing package to support the construction restart of the Rochester Hub project and to satisfy requirements for first advance under the $475 million loan facility from the U.S. Department of Energy (DOE).

Li-Cycle produced approximately 5,370 tonnes of black mass and equivalents1 (“BM&E”) in full-year 2024, and approximately 1,200 tonnes of BM&E in Q4 2024.

The Company is continuing to focus on its Spoke optimization initiatives to establish a financially accretive and self-sufficient Spoke business.

“Our two main goals for the Company are clear: we are focused on securing a full financing package to underpin the restart of construction of the Rochester Hub and starting to draw on the DOE loan, alongside implementing initiatives to enhance Spoke performance and improve cash flow to establish a self-sufficient Spoke business.”

Balance Sheet Position

As of December 31, 2024, Li-Cycle had cash and cash equivalents of $22.6 million, compared to $32.2 million as of September 30, 2024.

Between August 12, 2024, and December 31, 2024, Li-Cycle raised $16.3 million of net proceeds by issuing an aggregate of 7,403,621 of the Company’s common shares under its at-the-market program at a weighted average price of $2.25 per share. The number of issued and outstanding common shares as of December 31, 2024, was 30,427,796.

The Company expects to release its full-year 2024 financial and operational results in the first half of March 2025.

About Li-Cycle Holdings Corp.

Li-Cycle (NYSE: LICY) is a leading global lithium-ion battery resource recovery company. Established in 2016, and with major customers and partners around the world, Li-Cycle’s mission is to recover critical battery-grade materials to create a domestic closed-loop battery supply chain for a clean energy future. The Company leverages its innovative, sustainable and patent-protected Spoke & Hub Technologies™ to recycle all different types of lithium-ion batteries. At our Spokes, or pre-processing facilities, we recycle battery manufacturing scrap and end-of-life batteries to produce black mass, a powder-like substance which contains a number of valuable metals, including lithium, nickel and cobalt. At our future Hubs, or post-processing facilities, we plan to process black mass to produce critical battery-grade materials, including lithium carbonate, for the lithium-ion battery supply chain. For more information, visit https://li-cycle.com/.

[1]	“Black mass and equivalents“ is black mass and products analogous to black mass that have similar metal content.

Investor Relations & Media

Louie Diaz

Sheldon D’souza

Investor Relations: investors@li-cycle.com

Media: media@li-cycle.com

Forward-Looking Statements

Certain statements contained in this press release may be considered “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the U.S. Securities Act of 1933, as amended, Section 21 of the U.S. Securities Exchange Act of 1934, as amended, and applicable Canadian securities laws. Forward-looking statements may generally be identified by the use of words such as “believe”, “may”, “will”, “continue”, “anticipate”, “intend”, “expect”, “should”, “would”, “could”, “plan”, “potential”, “future”, “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. Forward-looking statements in this press release include but are not limited to statements about: the continued value provided by the Company to its global customers; the work on securing a full financing package to support the construction restart of the Rochester Hub project and to satisfy requirements for first advance of a loan facility from the DOE; the continued focus on the Company’s Spoke optimization initiatives; and the timeline for the release of the Company’s full-year 2024 financial and operational results.

These statements are based on various assumptions, whether or not identified in this press release, including but not limited to assumptions regarding the timing, scope and cost of Li-Cycle’s projects, including paused and curtailed projects; the processing capacity and production of Li-Cycle’s facilities; Li-Cycle’s ability to source feedstock and manage supply chain risk; Li-Cycle’s ability to increase recycling capacity and efficiency; Li-Cycle’s ability to obtain financing on acceptable terms or at all; the success of Li-Cycle’s cash preservation plan; the outcome of the go-forward strategy of the Rochester Hub; Li-Cycle’s ability to retain and hire key personnel and maintain relationships with customers, suppliers and other business partners; expectations related to the outcome of future litigation; general economic conditions; currency exchange and interest rates; compensation costs; and inflation. There can be no assurance that such estimates or assumptions will prove to be correct and, as a result, actual results or events may differ materially from expectations expressed in or implied by the forward-looking statements.

These forward-looking statements are provided for the purpose of assisting readers in understanding certain key elements of Li-Cycle’s current objectives, goals, targets, strategic priorities, expectations and plans, and in obtaining a better understanding of Li-Cycle’s business and anticipated operating environment. Readers are cautioned that such information may not be appropriate for other purposes and is not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

Forward-looking statements involve inherent risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Li-Cycle and are not guarantees of future performance. Li-Cycle believes that these risks and uncertainties include, but are not limited to, the following: Li-Cycle’s inability to fund the anticipated costs of, and realize the anticipated benefits from, its Spoke optimization plan; Li-Cycle’s inability to satisfy the drawdown conditions and access funding under a loan facility with the DOE; Li-Cycle’s inability to develop the Rochester Hub as anticipated or at all, and other future projects including its Spoke network expansion projects in a timely manner or on budget or that those projects will not meet expectations with respect to their productivity or the specifications of their end products; risk and uncertainties related to Li-Cycle’s ability to continue as a going concern; Li-Cycle’s insurance may not cover all liabilities and damages; Li-Cycle’s reliance on a limited number of commercial partners to generate revenue; Li-Cycle’s failure to effectively remediate the material weaknesses in its internal control over financial reporting that it has identified or its failure to develop and maintain a proper and effective internal control over financial reporting; and risks of litigation or regulatory proceedings that could materially and adversely impact Li-Cycle’s financial results. These and other risks and uncertainties related to Li-Cycle’s business are described in greater detail in the sections titled “Item 1A. Risk Factors” and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operation—Key Factors Affecting Li-Cycle’s Performance” in its Annual Report on Form 10-K and the sections titled “Part II. Other Information—Item 1A. Risk Factors” and “Part I. Financial Information—Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operation—Key Factors Affecting Li-Cycle’s Performance” in its Quarterly Reports on Form 10-Q, in each case filed with the U.S. Securities and Exchange Commission and the Ontario Securities Commission in Canada. Because of these risks, uncertainties and assumptions, readers should not place undue reliance on these forward-looking statements. Actual results could differ materially from those contained in any forward-looking statement.

Li-Cycle assumes no obligation to update or revise any forward-looking statements, except as required by applicable laws. These forward-looking statements should not be relied upon as representing Li-Cycle’s assessments as of any date subsequent to the date of this press release.

# # #

4